                                                                   EXHIBIT 23(G)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Concord Entertainment Company:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             Nelson & Company

Gold River, California

November 18, 1996